                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                         TN Technologies Holding Inc.
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            (Exact name of registrant as specified in its charter)


                        Delaware                        06-1464807
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   (State of incorporation or organization)             (I.R.S. Employer
                                                        Identification No.)


228 Saugatuck Avenue, Westport, CT 06880
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   (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

                                     NONE
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Securities to be registered pursuant to Section 12(g) of the Act:

                     Class A Common Stock, Par Value $.001
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                               (Title of class)

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                INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

          Incorporated by reference to the Preliminary Prospectus dated January 8, 1997 under the caption "Description of Capital Stock", contained in the Registrant's Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-15161).

ITEM 2.   EXHIBITS

          The following exhibits are filed as part of this registration statement:

          1.       Specimen certificate for Registrant's Common Stock.

          2.1/1/   Certificate of Incorporation.

          2.2/2/   Bylaws.






--------------------
/1/ Incorporated by reference to Exhibit 3.1 to the Registrant's Amendment No. 1 to Registration Statement on Form S-1 (File No.333-15161) filed on January 8, 1997.

/2/ Incorporated by reference to Exhibit 3.2 to the Registrant's Amendment No. 1 to Registration Statement on Form S-1 (File No.333-15161) filed on January 8, 1997.

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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: January 8, 1997
                                  TN Technologies Holding Inc.



                                  By: /s/ Gregory W. Blaine
                                      ---------------------
                                  Gregory W. Blaine
                                  Chairman and Chief
                                  Executive Officer

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                               Index to Exhibits



                                                Page No.
                                               ----------

1.   Specimen Certificate....................

2.   Certificate of Incorporation............   Incorporated
                                                by Reference

2.2  Bylaws..................................   Incorporated
                                                by Reference

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